                                 EXHIBIT 24.1

                       Power of Attorney relating to MIP




                               POWER OF ATTORNEY


     WHEREAS, Compass Bancshares, Inc. (the "Company") has agreed to file a registration statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock of the Company in connection with the amendment of the Company=s Monthly Investment Plan;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of
D. Paul Jones, Jr., Garrett R. Hegel, Jerry W. Powell, and Daniel B. Graves their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement and any appropriate amendments thereto, to be accompanied by prospectuses and any appropriately amended prospectuses and any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statements by appropriate amendment or amendments and to file the same as aforesaid.

     DONE as of this the 19th day of October, 1998.


                                        COMPASS BANCSHARES, INC.


                                        By: /s/ D. Paul Jones, Jr.
                                            ------------------------
                                            D. Paul Jones, Jr.
                                            Its Chairman and Chief
                                            Executive Officer


                                            /s/ D. Paul Jones, Jr.
                                            ------------------------
                                            D. Paul Jones, Jr.


                                            /s/ Garrett R. Hegel
                                            ------------------------
                                            Garrett R. Hegel
                                            Chief Financial Officer


                                            /s/ Timothy L. Journy
                                            ------------------------
                                            Timothy L. Journy
                                            Chief Accounting Officer


                                            /s/ Jack C. Demetree
                                            ------------------------
                                            Jack C. Demetree



                                            ------------------------
                                            Charles W. Daniel


                                            /s/ W. Eugene Davenport
                                            ------------------------
                                            W. Eugene Davenport


                                            /s/ Marshall Durbin, Jr.
                                            ------------------------
                                            Marshall Durbin, Jr.


                                            /s/ Tranum Fitzpatrick
                                            ------------------------
                                            Tranum Fitzpatrick


                                            /s/ Carl J. Gessler, Jr.
                                            ------------------------
                                            Carl J. Gessler, Jr.


                                            /s/ John S. Stein
                                            ------------------------
                                            John S. Stein


                                            /s/ Robert J. Wright
                                            ------------------------
                                            Robert J. Wright